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                                                                   EXHIBIT 10.11


                                AMENDMENT NO. 2
                                       TO
                          LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of March __, 2001, made by and between

     GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (the "Lender"), and

     CD WAREHOUSE, INC. (the "Leading Borrower") and COMPACT DISCS MANAGEMENT, INC. (the "Second Borrower" and, together with the Leading Borrower, the "Borrowers"), CD WAREHOUSE FINANCE COMPANY, CD WAREHOUSE.COM, INC., and COMPACT DISCS DISTRIBUTION, INC., each a Delaware corporation (all collectively referred to as the "Credit Parties"), to the Loan and Security Agreement, dated as of December 28, 1999, as previously amended by Amendment No. 1 thereto dated March 27, 2000 (such Loan and Security Agreement, as amended, modified, restated or supplemented from time to time, the "Loan Agreement"). All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

                                    RECITALS

     A. Pursuant to the Loan Agreement, the Lender has agreed to make loans and extend credit to the Borrowers secured by the Collateral.

     B. The Borrowers and the other Credit Parties have requested that the Lender amend the financial covenants set forth in Schedule G of the Loan Agreement and waive certain Events of Default that currently exist under the Loan Agreement.

     C. The Lender has agreed to such requests provided, among other things, the Borrowers pay to the Lender a waiver fee as herein provided.

     D. To accomplish the foregoing, the Credit Parties and the Lender have agreed to enter into this Amendment.

                             STATEMENT OF AGREEMENT

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Credit Parties and the Lender hereby agree as follows:

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                                   ARTICLE I

                          AMENDMENTS TO LOAN AGREEMENT

     The Loan Agreement is hereby amended as follows:

     1.1  Fixed Charge Coverage Ratio.   Section 1 of the Financial Covenants
          ---------------------------
set forth in Schedule G, Fixed Charge Coverage Ratio, is amended by deleting the
                         ---------------------------
first paragraph thereof in its entirety and by substituting in lieu thereof the following:

     "1.  Fixed Charge Coverage Ratio.  Borrowers shall maintain a Fixed Charge
          ---------------------------
Coverage Ratio of not less than the ratio shown below for each of the periods corresponding thereto:


                  Period                                    Ratio
                  ------                                    -----

     Fiscal Quarter ending March 31, 2001              1.25 to 1.0
     Fiscal Quarter ending June 30, 2001               2.0 to 1.0
     Fiscal Quarter ending September 30, 2001          2.5 to 1.0
     Fiscal Quarter ending December 31, 2001           3.0 to 1.0
     Fiscal Quarter ending March 31, 2002              1.25 to 1.0
     Fiscal Quarter ending June 30, 2002               2.0 to 1.0
     Fiscal Quarter ending September 30, 2002          2.5 to 1.0
     Fiscal Quarter ending December 31, 2002           3.0 to 1.0"

     1.2  Minimum Tangible Net Worth.     Section 2 of the Financial Covenants
          --------------------------
set forth in Schedule G, Minimum Tangible Net Worth, is amended by deleting the
                         --------------------------
first paragraph thereof in its entirety and by substituting in lieu thereof the following:

          "2.  Minimum Tangible Net Worth.  Borrowers shall maintain, as at
               --------------------------
     the end of each Fiscal Year, Tangible Net Worth of Borrowers and their Subsidiaries on a consolidated basis for such Fiscal Year of not less than the amount for such Fiscal Year set forth below:

          Fiscal Year Ending        Minimum Tangible Net Worth
          ------------------        --------------------------

     December 31, 2001                      $6,000,000
     December 31, 2002                      $6,500,000"

     1.3  Capital Expenditures.     Section 3 of the Financial Covenants set
          --------------------
forth in Schedule G, Capital Expenditures, is amended by deleting the first
                     --------------------
paragraph thereof in its entirety and by substituting in lieu thereof the following:

          "3.  Capital Expenditures.  Borrowers and their Subsidiaries on a
               --------------------
     consolidated basis shall not make aggregate Capital Expenditures, other than Capital Expenditures financed through the incurrence of Indebtedness (excluding the Revolving Credit Loan) in the Fiscal Year ending December 31, 2001 in excess of $850,000 or in the Fiscal Year ending December 31, 2002 in excess of $375,000. For the purposes of this covenant, Capital Expenditures shall not include the purchase price paid by Second Borrower for the acquisition by Second Borrower of the assets of a retail store in the same business as Second Borrower and for which Lender shall have granted its prior written consent as required by Section 5(a) of this Agreement."

                                  ARTICLE II

                        REPRESENTATIONS AND WARRANTIES

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     The Credit Parties hereby represent and warrant to the Lender that:

     2.1   Compliance with the Loan Agreement and Other Loan Documents.  As of
           -----------------------------------------------------------
the execution of this Amendment, and after giving effect to the waiver of the Events of Default as set forth in Section 3.2 hereof, the Credit Parties are in compliance with all of the terms and provisions set forth in the Loan Agreement and in the other Loan Documents to be observed or performed by the Credit Parties, except where the failure of the Credit Parties to comply has been waived in writing by the Lender.

     2.2.  Representations in Loan Agreement and other Loan Documents.  The
           ----------------------------------------------------------
representations and warranties of the Credit Parties set forth in the Loan Agreement and the other Loan Documents are true and correct in all material respects as of the date of this Amendment, except to the extent that any representation and warranty is expressly stated to relate to a specific earlier date, in which case, such representation and warranty is true and correct as of such earlier date.

     2.3.  No Event of Default.  After giving effect to the waiver of the Events
           -------------------
of Default as set forth in Section 3.2 hereof, no Default or Event of Default exists under the Loan Agreement as hereby amended.

                                  ARTICLE III

                        MODIFICATION OF LOAN DOCUMENTS;
                          WAIVER OF EVENTS OF DEFAULT

     3.1.  Loan Documents.  The Loan Agreement and each of the other Loan
           --------------
Documents are amended to provide that any reference to the Loan Agreement in the Loan Agreement or any of the other Loan Documents shall mean the Loan Agreement as amended by this Amendment, and as it is further amended, restated, supplemented or modified from time to time.

     3.2   Waiver of Events of Default.  The Lender does hereby waive the Events
           ---------------------------
of Default arising from the failure of the Borrowers to comply with the following covenants:

           (a) the Fixed Charge Coverage Ratio for the period of four (4) consecutive Fiscal Quarters ending December 31, 2000 in violation of
     Section 1 of Schedule G to the Loan Agreement; and

           (b) the Minimum Tangible Net Worth covenant for the Fiscal Year ending December 31, 2000 in violation of Section 2 of Schedule G to the Loan Agreement.

     3.3   Effect of Waiver. The waiver set forth in Section 3.2 hereof shall be
          ----------------
effective only for the specific Events of Default set forth therein and only for the periods set forth therein, and in no event shall this waiver be deemed to be a waiver of (a) enforcement of the rights of the Lender with respect to any other Default or Event of Default now existing or hereafter arising or (b) compliance by the Borrowers or any of the other Credit Parties with the Fixed Charge Coverage Ratio or the Minimum Tangible Net Worth covenants for any period ending after December 31, 2000 or (c) any of the other terms, covenants or provisions of the Loan Agreement or the other Loan Documents.

                                   ARTICLE IV

                              CONDITIONS PRECEDENT

     It shall be a condition precedent to the waiver of the Events of Default as set forth in Section 3.2 hereof that each of the following conditions shall have been satisfied:

     4.1   Documentation.  The Lender shall have received this Amendment, duly
           -------------
executed by each of the Credit Parties.

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     4.2   Fee.  The Borrowers shall have paid to the Lender a waiver fee in the
           ---
amount of $25,000 which shall be due and payable on the date of the execution and delivery of this Amendment and shall be non-refundable after such fee is paid.

                                   ARTICLE V

                                    GENERAL

     5.1.  Full Force and Effect.  As expressly amended hereby, the Loan
           ---------------------
Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Loan Agreement, "hereinafter", "hereto", "hereof" or words of similar import, shall, unless the context otherwise requires, mean the Loan Agreement as amended by this Amendment.

     5.2   Applicable Law.  This Amendment shall be governed by and construed in
           --------------
accordance with the internal laws and judicial decisions of the State of North Carolina.

     5.3   Counterparts.  This Amendment may be executed in one or more
           ------------
counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument.

     5.4   Expenses.  The Borrowers shall reimburse the Lender for all
           --------
reasonable fees and expenses (legal or otherwise) incurred by the Lender in connection with the preparation, negotiation, execution and delivery of this Amendment and all other agreements and documents or contemplated hereby.

     5.5.  Headings.  The headings in this Amendment are for the purpose of
           --------
reference only and shall not affect the construction of this Amendment.

     5.6   Waiver of Jury Trial.  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE
           --------------------
LAW, THE CREDIT PARTIES AND THE LENDER EACH WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

     5.7   Release of Claims.  TO INDUCE THE LENDER TO ENTER INTO THIS AMENDMENT
           -----------------
AND GRANT THE WAIVERS AND THE CONSENTS HEREUNDER, EACH OF THE CREDIT PARTIES HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY RELEASES, ACQUITS AND FOREVER DISCHARGES THE LENDER AND ITS OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL LIABILITIES, CLAIMS, DEMANDS, ACTIONS OR CAUSES OF ACTION OF ANY KIND (IF ANY THERE BE), WHETHER ABSOLUTE OR CONTINGENT, DUE OR TO BECOME DUE, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, THAT THE CREDIT PARTIES NOW HAVE OR EVER HAD AGAINST THE LENDER ARISING UNDER, BASED UPON OR IN CONNECTION WITH THE LOAN AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER FROM THE BEGINNING OF THE WORLD TO AND INCLUDING THE EFFECTIVE DATE OF THIS AMENDMENT.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered on the date first above written.

                         BORROWERS:

                         CD WAREHOUSE, INC.

                         By: /s/ Doyle Motley
                             ----------------
                         Name: Doyle Motley
                         Title: Chief Financial Officer

                         COMPACT DISCS MANAGEMENT, INC.

                         By: /s/ Doyle Motley
                             ----------------
                         Name: Doyle Motley
                         Title: Director/Treasurer

                         OTHER CREDIT PARTIES:

                         CD WAREHOUSE FINANCE COMPANY

                         By: /s/ Doyle Motley
                             ----------------
                         Name: Doyle Motley
                         Title: Director/President

                         CD WAREHOUSE.COM, INC.

                         By: /s/ Doyle Motley
                             ----------------
                         Name: Doyle Motley
                         Title: Director

                         COMPACT DISCS DISTRIBUTION, INC.

                         By: /s/ Doyle Motley
                             ----------------
                         Name: Doyle Motley
                         Title: Director

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                         LENDER:

                         GENERAL ELECTRIC CAPITAL CORPORATION

                         By: /s/ Malcolm Ferguson
                             --------------------
                         Malcolm Ferguson
                         A Duly Authorized Representative

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